Fair Value Measurements (Assets and Liabilities Measured at Fair Value on Nonrecurring Basis) (Detail) ¥ in Millions	12 Months Ended
	Dec. 31, 2017 JPY (¥)
Asset:
Goodwill	¥ (33,912)	[1],[2]
Fair Value, Measurements, Nonrecurring
Asset:
Goodwill	29,370
Asset:
Goodwill	(33,912)
Fair Value, Measurements, Nonrecurring | Fair Value, Inputs, Level 3
Asset:
Goodwill	¥ 29,370

[1]	After entering the commercial printing business through the acquisition of Océ N.V. in 2010, the market environment surrounding this business has become significantly competitive and rapid technological changes have required increasing investments into R&D. These factors resulted in lower operating margin than expected, which led to the decline in the estimated fair value of this business which was determined based on the income approach. As the result of the annual goodwill impairment test as of October 1, 2017, it was determined that the estimated fair value of commercial printing business was less than its carrying value of the reporting unit. Based on the accounting policy described in Note 1, Canon recognized an impairment charge of ¥33,912 million representing the excess of the carrying amount over the reporting unit's fair value.
[2]	Based on the realignment of Canon's internal reporting and management structure, from the beginning of the third quarter of 2018, Canon has reclassified certain businesses from Office Business Unit to Industry and Others Business Unit. The goodwill balance at the beginning of the year ended December 31, 2017 has been restated to reflect the transfer of ¥11,263 million in goodwill between the segments. Impairment loss of ¥12,191 million and translation adjustments and other of ¥928 million for the year ended December 31, 2017 related to the reclassified business were restated from Office Business Unit to Industry and Others Business Unit, accordingly.